UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 26, 2022

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Edgewater Dr #1880, Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Previous Independent Accountants
On April 22, 2022, BDO USA, LLP (“BDO”), independent registered public accounting firm for IZEA Worldwide, Inc. (“Company”) informed the Company that it would resign as the Company’s independent registered public accounting firm following the conclusion of its review of the Company’s financial statements for the quarter ended March 31, 2022. On April 26, 2022, the Audit Committee voted unanimously to accept the resignation. The Company is in the process of selecting a new independent registered public accounting firm and will disclose its engagement of a new independent registered public accounting firm once the process has been completed and as required by the rules and regulations of the Securities and Exchange Commission.
BDO audited the financial statements of the Company for the two years ended December 31, 2021. The report of BDO on such financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2021 and 2020 and subsequent interim period through the date of resignation, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused them to make reference thereto in their report on the financial statements.
During the fiscal years ended December 31, 2021 and 2020 and the interim period to the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K except as previously disclosed in the Company’s Form 10-K for the fiscal year ended December 31, 2021, in which management identified a material weakness in internal control over financial reporting relating to the inadequate design and operation of management’s controls over identifying the appropriate timing of cost recognition related to creator content deliveries used in the input method of costs incurred compared to total expected costs. The Company is taking steps to remediate that material weakness.
We have provided BDO a copy of the disclosure made in response to this Item 4.01 and have requested that BDO provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, BDO has provided the letter attached hereto as Exhibit 16.1.
ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16.1 Letter to SEC from BDO USA, LLP dated April 26, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: April 26, 2022	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy Chief Executive Officer